                                                                   Exhibit 21


                           NABISCO HOLDINGS CORP.



                                                  Date of             Place of
Name of Subsidiary                             Incorporation       Incorporation
-------------------------------------------------------------------------------

Nabisco, Inc.                                   Feb 03, 1898    New Jersey
Airco IHC. Inc.                                 Mar 22, 1989    Delaware
A/O Nabisco                                     Aug 16, 1994    Russia
Arrimo Fomento Comercial Ltda.*                 Oct 27, 1987    Brazil
Avare (I.C.P.A. Cerqeirense Ltda)               May 11, 1971    Brazil
Batavia Inc.                                    Jul 31, 1951    New Jersey
Beech-Nut Life Savers (Panama) S.A.             Jul 12, 1963    Panama
Beijing Nabisco Food Company Ltd. (91.9%)       Mar 16, 1995    China
Carnes y Conservas Espanolas, S.A. (CARCESA)    Dec 02, 1975    Spain
Cartera e Inversiones S.A.*                     Mar 05, 1979    Peru
Colophon Company Limited**                      Jul 09, 1981    Bermuda
Comercial Benut, S.A. de C.V.**                 Mar 16, 1977    Mexico
Companhia Produtos Pilar                        Jun 23, 1934    Brazil
Compania Venezolana de Conservas C.A.(COVENCO)  Jul 25, 1969    Venezuela
Consiber, S.A.                                  Mar 31, 1979    Spain
Covenco Holding C.A.                            Nov 26, 1991    Venezuela
Dely, S.A.                                      Dec 18, 1960    Guatemala
Distribuidora Pan Americana, S.A.               Oct 22, 1974    Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)   Dec 20, 1929    Argentina
Exhold Limited*                                 Oct 03, 1989    Liberia
Fleischmann Argentina S.A.*                     Dec 13, 1990    Argentina
Fleischmann Corporation, The                    Nov 02, 1929    Delaware
Fleischmann International, Inc.                 Nov 20, 1944    Delaware
Fleischmann Peruana Inc.                        Sep 01, 1939    Delaware
Fleischmann Uruguaya S.A.                       Mar 09, 1961    Uruguay
Freezer Queen Foods (Canada) Limited            Nov 03, 1967    Ontario, Canada
Fulmer Corporation Limited                      May 15, 1981    Bahamas
Galletas Artiach, S.A.                          Jul 23, 1932    Spain
Galletas Fontaneda, S.A.                                        Spain
Gelatinas Ecuatorianas S.A. (66.7%)             Nov 21, 1978    Ecuador
Grupo Gamesa, S.A. de C.V. (1%)                 Jul 29, 1981    Mexico
Hanover Servicing, Inc.                         Apr 13, 1992    Delaware
Hervin Company, The                             May 28, 1965    Oregon
Hervin Holdings, Inc.                           Mar 29, 1988    Delaware
Huntley & Palmer Foods Pensions Limited                 1967    England


   * Inactive                                                  Page 1
  ** In Liquidation                                            NHC-SUB-96
 *** Parntership/Joint Venture/Trust                           December 31, 1996
**** Nameholder                                                Revised 3/4/97

                           NABISCO HOLDINGS CORP.



                                                Date of            Place of
Name of Subsidiary                           Incorporation      Incorporation
-------------------------------------------------------------------------------

IGB - Industria Grafica Brasilicra S.A.       Jul 07, 1945     Brazil
Industria de Colores y Sabores S.A.*          Jun 21, 1967     Colombia
Industria de Laticinios Gloria Ltda.*         Jan 18, 1978     Brazil
Industrias Alimenticias Maguary Ltda.         May 07, 1953     Brazil
Iracema Industrias de Caju Ltda.              Aug 08, 1978     Brazil
Jupiter Produtos Alimenticios Ltda.           Mar 02, 1962     Brazil
Knox Company, The                             Dec 30, 1991     New Jersey
Landers Centro Americana Fabricantes de
   Molinos Marca "Corona",
   S.A. de C.V. (95%)**                       Jan 09, 1979     Honduras
Landers y Cia, S.A.                           Oct 01, 1951     Colombia
Leite Gloria do Nordeste S.A.                 May 16, 1968     Brazil
Life Savers Manufacturing, Inc.               Apr 21, 1976     Delaware
Lowney Inc.                                   Jan 01, 1983     Federal, Canada
Luis Vizzolini e Hijos S.A.I.C.               Jun 12, 1961     Argentina
Mahachai Holding Co. Ltd. (49%)               Jan 07, 1986     Thailand
Marbu, S.A.                                   Oct 26, 1967     Spain
Merola Finance B.V.*                          May 09, 1995     Netherlands
MEX Holdings, Ltd.                            Nov 27, 1991     Delaware
Mont Pelrin Inc.                              May 05, 1954     New Jersey
NABEC, S.A.                                   Nov 17, 1982     Ecuador
Nabisco Arabia Co. Ltd.***                    Jan 29, 1996     Saudi Arabia
Nabisco Argentina S.A.                        Mar 14, 1994     Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc. Dec 21, 1988     Delaware
Nabisco Biscuit Manufacturing (West), Inc.    Dec 21, 1988     Delaware
Nabisco Brands Company                        Aug 01, 1995     Delaware
Nabisco Brands Holdings Denmark Limited       Apr 17, 1989     Liberia
Nabisco Brands Nominees Limited*              Aug 22, 1983     England
Nabisco Brazil, Inc.                          May 10, 1990     Delaware
Nabisco Caribbean Export, Inc.                Jun 13, 1984     Delaware
Nabisco/Cetus Food Biotechnology
   Research Partnership (80%)***              Mar 01, 1984     Delaware
Nabisco (China) Limited                       Aug 29, 1995     China
Nabisco Chongqing Food Company Ltd.*          Mar 01, 1995     China
Nabisco de Nicaragua, S.A. (60%)              Dec 10, 1965     Nicaragua
Nabisco de Puerto Rico, Inc.                  Sep 21, 1951     New York
Nabisco Direct, Inc.                          Aug 23, 1995     Delaware
Nabisco Dominicana, S.A.                      Dec 11, 1995     Dom. Repub.
Nabisco England IHC, Inc.                     Mar 29, 1989     Delaware
Nabisco Enterprises IHC, Inc.                 Mar 22, 1989     Delaware
Nabisco Europe, Middle East and               Oct 28, 1992     Spain
   Africa Trading, S.A.
Nabisco Food (Suzhou) Co. Ltd.                Mar 16, 1995     China



   * Inactive                                                  Page 2
  ** In Liquidation                                            NHC-SUB-96
 *** Parntership/Joint Venture/Trust                           December 31, 1996
**** Nameholder                                                Revised 3/4/97

                           NABISCO HOLDINGS CORP.



                                                Date of            Place of
Name of Subsidiary                           Incorporation      Incorporation
-------------------------------------------------------------------------------

Nabisco Group Ltd.                            Jun 02, 1995     Delaware
Nabisco Group Pensions Investments Ltd.       Jun 07, 1962     England
Nabisco Group Pensions Limited                Sep 13, 1977     England
Nabisco Holdings I.B.V.                       May 03, 1996     Netherlands
Nabisco Holdings II.B.V.                      May 28, 1996     Netherlands
Nabisco Holdings IHC, Inc.                    Mar 22, 1989     Delaware
Nabisco Hong Kong Limited                     Apr 12, 1994     Hong Kong
Nabisco Iberia Ltda.                          Dec 23, 1916     Portugal
Nabisco Iberia, S.L. (98.06%)                 Jul 15, 1993     Spain
Nabisco, Inc. Foreign Sales Corporation       Dec 17, 1991     US Virgin Is.
Nabisco International, Inc.                   Jul 29, 1947     Delaware
Nabisco International Limited                 Dec 11, 1987     Nevada
Nabisco International M.E./Africa L.L.C. (49%)Mar 22, 1989     Dubai, U.A.E.
Nabisco International Market
   Development Group, Inc.                                     Delaware
Nabisco International, S.A.                   Nov 26, 1953     Panama
Nabisco Investments, Inc.                     Mar 22, 1989     Delaware
Nabisco Investments Ltd.                      Jan 30, 1996     Federal, Canada
Nabisco Ltd.                                  Jan 01, 1993     Federal, Canada
Nabisco Music Publishers, Inc.                Mar 24, 1986     Delaware
Nabisco Music Ventures, Inc.                  Mar 24, 1986     Delaware
Nabisco (New Zealand) Limited****             Mar 30, 1990     New Zealand
Nabisco Pension Trust Limited                 Aug 31, 1956     England
Nabisco Peru S.A.                             Jan 28, 1972     Peru
Nabisco Royal Argentina Inc.                  Sep 29, 1934     Delaware
Nabisco Royal Chile Limitada                  Mar 22, 1978     Chile
Nabisco Royal Colombiana Inc.                 Jan 03, 1938     Delaware
Nabisco Royal de Honduras, S.A.               Jul 22, 1982     Honduras
Nabisco Royal del Ecuador, S.A.               Sep 16, 1977     Ecuador
Nabisco Royal Inc.                            Sep 03, 1932     Delaware
Nabisco Royal Panama, S.A.                    Mar 07, 1979     Panama
Nabisco S.A. de C.V. (99.5%)                  Jun 15, 1992     Mexico
Nabisco Taiwan Corporation                    May 27, 1996     Taiwan
Nabisco Technology Company                    Dec 13, 1996     Delaware
Nabisco Trading AG                            Aug 02, 1960     Switzerland
Nabisco Tunisia S.A.                          Jul 02, 1976     Tunisia
Nabisco Venezuela, C.A.                       Nov 26, 1991     Venezuela
National Biscuit Company****                  Jan 17, 1971     Delaware
Nova Zembla Inc.                              Aug 19, 1975     New Jersey




   * Inactive                                                  Page 3
  ** In Liquidation                                            NHC-SUB-96
 *** Parntership/Joint Venture/Trust                           December 31, 1996
**** Nameholder                                                Revised 3/4/97

                           NABISCO HOLDINGS CORP.



                                                Date of            Place of
Name of Subsidiary                           Incorporation      Incorporation
-------------------------------------------------------------------------------

Plush Pippin Corporation                      Aug 06, 1986     Washington
Plush Pippin Restaurants, Inc.                Aug 29, 1974     Oregon
Posto Apolo Ltda.                             Dec 05, 1984     Brazil
Productos Alimenticios Royal S.A.             Jan 01, 1966     Costa Rica
Productos Capri S.A.I.C.I.                    May 18, 1971     Argentina
Productos Confitados Salvavidas de
   Guatemala, S.A.                            Jul 03, 1974     Guatemala
Productos Mayco S.A.I.C.I.F.                  May 11, 1962     Argentina
Productos Royal S.A.*                         Dec 27, 1977     Argentina
Produtos Alimenticios
   Fleischmann e Royal Ltda.                  Nov 28, 1964     Brazil
PT Nabisco Foods                                               Indonesia
Ritz Biscuit Company Limited****              Sep 28, 1989     England
RJR Industries (U.K.) Limited**               Jun 01, 1982     England
RJR Nabisco Securities Ltd.                   Sep 28, 1987     Federal, Canada
Royal Beech - Nut (Proprietary) Ltd. (49%)    Jan 02, 1945     S. Africa
Royal Holding C.A.                            Nov 26, 1991     Venezuela
Royal Productos Alimenticios, C.A.            Jul 26, 1971     Venezuela
Salvavidas S. de R.L. de C.V.**               Mar 30, 1967     Mexico
Saria Inc.                                    Mar 09, 1956     New Jersey
Smiths Foods**                                Jul 26, 1922     England
Stella D'oro Biscuit Co., Inc.                Jan 02, 1948     New York
Tevalca Holding C.A.                          Nov 26, 1991     Venezuela
Transapolo - Transportes Rodoviarios
   Apolo Ltda.                                Oct 24, 1984     Brazil
20th Century Denmark Limited                  Mar 06, 1990     Liberia
West Indies Yeast Company Limited (72%)       Nov 29, 1965     Jamaica
Yili - Nabisco Biscuit & Food Company
   Limited (51%)***                           Jan 29, 1985     China





   * Inactive                                                  Page 4
  ** In Liquidation                                            NHC-SUB-96
 *** Parntership/Joint Venture/Trust                           December 31, 1996
**** Nameholder                                                Revised 3/4/97